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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 20, 2000


                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
             FLORIDA                                  1-8180                                 59-2052286
  (State or other jurisdiction                   (Commission File                           (IRS Employer
       of incorporation)                              Number)                            Identification No.)
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                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S- 3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-50808), which Registration Statement was declared effective by the Commission on December 7, 2000, TECO Energy, Inc. is filing (i) the Third Supplemental Indenture dated as of December 1, 2000 by and between TECO Energy, Inc. and The Bank of New York as
Exhibit 4.21 to such Registration Statement (ii) the Amended and Restated Trust Agreement of TECO Capital Trust I dated as of December 1, 2000 as Exhibit 4.22 to such Registration Statement (iii) the Certificate representing Trust Preferred Securities issued by TECO Capital Trust I as Exhibit 4.23 to such Registration Statement (iv) the Amended and Restated Limited Liability Company Agreement of TECO Funding Company I, LLC dated as of December 1, 2000 as Exhibit
4.24 to such Registration Statement (v) the Guarantee Agreement dated as of December 1, 2000 (the "Guarantee") by and between TECO Energy, Inc. as Guarantor and The Bank of New York as Guarantee Trustee as Exhibit 4.25 to such Registration Statement (vi) the 8.5% Junior Subordinated Notes due January 31, 2041 (the "Notes") as Exhibit 4.26 to such Registration Statement (vii) the Certificate representing Company Preferred Securities issued by TECO Funding Company I, LLC as Exhibit 4.27 to such Registration Statement (vii) the opinion of Palmer & Dodge LLP regarding the validity of the Notes and the Guarantee as exhibit 5.7 to such Registration Statement and (viii) the opinion of Ropes & Gray as exhibit 5.8 to such Registration Statement.

         TECO Energy, Inc. previously entered into an Underwriting Agreement with Salomon Smith Barney Inc., as representative of the several underwriters, for the sale to the Underwriters of 8,000,000 Trust Preferred Securities of TECO Capital Trust I 8.50% Trust Preferred Securities (TRUPS(R)) ($ 25 liquidation amount per Trust Preferred Security) representing a corresponding amount of Company Preferred Securities of TECO Funding Company I, LLC fully and unconditionally guaranteed on a junior subordinated basis by TECO Energy, Inc. This transaction closed December 20, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  4.21 Third Supplemental Indenture dated as of December 1, 2000 by and between TECO Energy, Inc. and The Bank of New York. Filed herewith.

                  4.22 Amended and Restated Trust Agreement of TECO Capital Trust I dated as of December 1, 2000. Filed herewith.

                  4.23 Certificate representing Trust Preferred Securities issued by TECO Capital Trust I. Filed herewith

                  4.24 Amended and Restated Limited Liability Company Agreement of TECO Funding Company I, LLC dated as of December 1, 2000. Filed herewith.

                  4.25 Guarantee Agreement dated as of December 1, 2000 by and between TECO Energy, Inc. as Guarantor and The Bank of New York as Guarantee Trustee. Filed herewith.

                  4.26 8.5% Junior Subordinated Notes due January 31, 2041. Filed herewith.

                  4.27 Certificate representing Company Preferred Securities issued by TECO Funding Company I, LLC. Filed herewith.

                  5.7 Opinion of Palmer & Dodge LLP regarding the validity of the Notes and the Guarantee. Filed herewith.

                  5.8      Opinion of Ropes and Gray.  Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 20, 2000              TECO ENERGY, INC.


                                       By:  /s/ G. L. Gillette
                                           ------------------------------------
                                           G. L. Gillette
                                           Vice President -- Finance and Chief
                                           Financial Officer
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                                  EXHIBIT INDEX

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EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
4.21                            Third Supplemental Indenture dated as of December 1, 2000 by and between TECO
                                Energy, Inc. and The Bank of New York.  Filed herewith.

4.22                            Amended and Restated Trust Agreement of TECO Capital Trust I dated as of December 1,
                                2000.  Filed herewith.

4.23                            Certificate representing Trust Preferred Securities issued by TECO Capital Trust I.
                                Filed herewith.

4.24                            Amended and Restated Limited Liability Company Agreement of TECO Funding Company I,
                                LLC dated as of December 1, 2000.  Filed herewith.

4.25                            Guarantee Agreement dated as of December 1, 2000 by and between TECO Energy, Inc. as
                                Guarantor and The Bank of New York as Guarantee Trustee.  Filed herewith.

4.26                            8.5% Junior Subordinated Notes due January 31, 2041.  Filed herewith.

4.27                            Certificate representing Company Preferred Securities issued by TECO Funding Company
                                I, LLC.  Filed herewith.

5.7                             Opinion of Palmer & Dodge LLP regarding the validity of the Notes and the
                                Guarantee.  Filed herewith.

5.8                             Opinion of Ropes & Gray.  Filed herewith.
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